                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                APRIL [14], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

TOTAL ARM

                                   AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                     NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED       AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                      MORTGAGE      BALANCE        MORTGAGE    AVERAGE        CREDIT       BALANCE     ORIGINAL      FULL    PERCENT
CURRENT COUPON         LOANS      OUTSTANDING        POOL       COUPON         SCORE     OUTSTANDING      LTV        DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000               4   $  1,164,645        0.33%       4.992%          676       $291,161      74.93%     76.09%    60.40%
5.001 to 5.500              40   $ 11,615,239        3.31%       5.425%          684       $290,381      79.37%     86.92%    58.04%
5.501 to 6.000             153   $ 37,924,564       10.81%       5.867%          653       $247,873      79.82%     79.69%    62.56%
6.001 to 6.500             265   $ 62,624,606       17.84%       6.315%          651       $236,319      82.13%     59.34%    46.75%
6.501 to 7.000             380   $ 78,513,969       22.37%       6.825%          633       $206,616      82.53%     57.52%    26.56%
7.001 to 7.500             318   $ 58,718,364       16.73%       7.303%          641       $184,649      84.03%     44.03%    17.95%
7.501 to 8.000             267   $ 46,519,694       13.25%       7.799%          630       $174,231      86.65%     43.98%     9.05%
8.001 to 8.500             162   $ 22,525,883        6.42%       8.294%          631       $139,049      87.60%     38.88%     3.65%
8.501 to 9.000             114   $ 15,762,706        4.49%       8.780%          641       $138,269      89.74%     21.89%     7.82%
9.001 to 9.500              65   $  9,031,254        2.57%       9.264%          659       $138,942      90.84%     16.92%     1.63%
9.501 to 10.000             43   $  5,542,762        1.58%       9.713%          648       $128,901      92.58%      1.77%     0.00%
10.001 to 10.500             5   $    737,430        0.21%      10.257%          633       $147,486      92.69%      0.00%     0.00%
10.501 to 11.000             2   $    291,741        0.08%      10.740%          508       $145,870      77.74%      0.00%     0.00%
TOTAL:                   1,818   $350,972,856      100.00%       7.088%          642       $193,054      83.87%     52.33%    27.99%

TOTAL FIXED RATE

                                   AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                     NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED       AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                      MORTGAGE      BALANCE        MORTGAGE    AVERAGE        CREDIT       BALANCE     ORIGINAL      FULL    PERCENT
CURRENT COUPON         LOANS      OUTSTANDING        POOL       COUPON         SCORE     OUTSTANDING      LTV        DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
5.001 to 5.500               1    $   368,628        0.56%       5.400%          785       $368,628      80.00%    100.00%     0.00%
5.501 to 6.000              20    $ 4,736,580        7.14%       5.876%          699       $236,829      66.08%     82.64%     7.30%
6.001 to 6.500              57    $13,854,903       20.88%       6.307%          688       $243,068      74.94%     65.69%     9.54%
6.501 to 7.000              70    $12,806,102       19.30%       6.826%          666       $182,944      78.79%     57.22%    19.84%
7.001 to 7.500              42    $ 6,623,479        9.98%       7.306%          645       $157,702      76.01%     50.18%    10.11%
7.501 to 8.000              50    $ 7,397,383       11.15%       7.786%          640       $147,948      83.93%     48.67%     1.56%
8.001 to 8.500              34    $ 4,217,218        6.35%       8.324%          648       $124,036      85.51%     58.09%     2.43%
8.501 to 9.000              29    $ 2,807,359        4.23%       8.830%          641       $ 96,805      86.17%     54.53%     0.00%
9.001 to 9.500              24    $ 1,227,271        1.85%       9.337%          646       $ 51,136      91.68%     57.07%     0.00%
9.501 to 10.000             90    $ 5,009,762        7.55%       9.887%          666       $ 55,664      97.94%     35.64%     0.00%
10.001 to 10.500            31    $ 1,376,621        2.07%      10.351%          658       $ 44,407      94.44%     33.80%     0.00%
10.501 to 11.000            65    $ 3,277,466        4.94%      10.892%          631       $ 50,423      98.76%     46.68%     0.00%
11.001 to 11.500            17    $   700,670        1.06%      11.356%          648       $ 41,216      99.44%     50.01%     0.00%
11.501 to 12.000            16    $   781,573        1.18%      11.889%          662       $ 48,848      97.31%     11.33%     0.00%
12.001 to 12.500             8    $   263,051        0.40%      12.308%          638       $ 32,881      97.27%     25.76%     0.00%
12.501 to 13.000            16    $   496,117        0.75%      12.882%          628       $ 31,007      98.97%     10.83%     0.00%
13.001 to 13.500             6    $   188,450        0.28%      13.295%          654       $ 31,408      97.03%      0.00%     0.00%
13.501 to 14.000             5    $   199,723        0.30%      13.709%          639       $ 39,945      95.60%     20.20%     0.00%
14.001 to 14.500             1    $    30,363        0.05%      14.350%          623       $ 30,363     100.00%      0.00%     0.00%
TOTAL:                     582    $66,362,720      100.00%       7.745%          663       $114,025      81.89%     55.30%     7.68%

GROUP 1 ARM

                                   AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                     NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED       AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                      MORTGAGE      BALANCE        MORTGAGE    AVERAGE        CREDIT       BALANCE     ORIGINAL      FULL    PERCENT
CURRENT COUPON         LOANS      OUTSTANDING        POOL       COUPON         SCORE     OUTSTANDING      LTV        DOC        IO
------------------------------------------------------------------------------------------------------------------------------------
4.501 to 5.000               2   $    543,486        0.28%       4.990%          702       $271,743      69.14%     48.76%    48.76%
5.001 to 5.500              17   $  3,635,054        1.85%       5.390%          639       $213,827      73.87%     79.87%    28.19%
5.501 to 6.000              69   $ 13,599,971        6.91%       5.891%          631       $197,101      78.63%     93.32%    45.28%
6.001 to 6.500             141   $ 26,630,415       13.52%       6.346%          644       $188,868      82.21%     76.28%    37.01%
6.501 to 7.000             253   $ 44,906,597       22.80%       6.838%          623       $177,496      81.26%     68.80%    16.76%
7.001 to 7.500             218   $ 33,779,718       17.15%       7.312%          637       $154,953      83.63%     53.30%    12.45%
7.501 to 8.000             195   $ 28,699,127       14.57%       7.781%          625       $147,175      86.77%     54.85%     6.39%
8.001 to 8.500             140   $ 17,950,988        9.12%       8.311%          633       $128,221      87.83%     44.51%     3.39%
8.501 to 9.000             105   $ 13,488,774        6.85%       8.784%          644       $128,465      89.71%     23.59%     7.70%
9.001 to 9.500              61   $  7,457,268        3.79%       9.270%          655       $122,250      92.05%     20.49%     1.97%
9.501 to 10.000             42   $  5,366,186        2.72%       9.710%          652       $127,766      93.00%      1.83%     0.00%
10.001 to 10.500             5   $    737,430        0.37%      10.257%          633       $147,486      92.69%      0.00%     0.00%
10.501 to 11.000             1   $    131,864        0.07%      10.850%          511       $131,864      75.00%      0.00%     0.00%
TOTAL:                   1,249   $196,926,880      100.00%       7.346%          634       $157,668      84.19%     57.69%    16.58%

GROUP 1 FIXED RATE

                                   AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                     NUMBER OF     PRINCIPAL      PERCENT OF   WEIGHTED       AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                      MORTGAGE      BALANCE        MORTGAGE    AVERAGE        CREDIT       BALANCE     ORIGINAL      FULL    PERCENT
CURRENT COUPON         LOANS      OUTSTANDING        POOL       COUPON         SCORE     OUTSTANDING      LTV        DOC        IO
------------------------------------------------------------------------------------------------------------------------------------
5.501 to 6.000               6    $   945,912        3.04%       5.890%          690       $157,652      70.19%     77.48%    36.55%
6.001 to 6.500              26    $ 4,250,370       13.68%       6.361%          660       $163,476      70.30%     86.27%    10.15%
6.501 to 7.000              40    $ 6,401,944       20.60%       6.817%          652       $160,049      76.72%     64.79%     8.37%
7.001 to 7.500              25    $ 3,623,482       11.66%       7.354%          629       $144,939      74.53%     46.11%     4.86%
7.501 to 8.000              34    $ 4,495,679       14.47%       7.789%          635       $132,226      84.69%     54.29%     0.00%
8.001 to 8.500              24    $ 3,042,638        9.79%       8.320%          651       $126,777      86.38%     62.59%     3.37%
8.501 to 9.000              16    $ 1,255,815        4.04%       8.874%          596       $ 78,488      83.93%     75.73%     0.00%
9.001 to 9.500              17    $   816,267        2.63%       9.350%          645       $ 48,016      92.41%     62.04%     0.00%
9.501 to 10.000             49    $ 2,091,938        6.73%       9.909%          659       $ 42,693      97.83%     42.09%     0.00%
10.001 to 10.500            20    $   752,312        2.42%      10.327%          642       $ 37,616      95.35%     48.52%     0.00%
10.501 to 11.000            39    $ 1,615,470        5.20%      10.913%          635       $ 41,422      99.34%     44.85%     0.00%
11.001 to 11.500            13    $   486,394        1.57%      11.357%          639       $ 37,415      99.78%     72.04%     0.00%
11.501 to 12.000            11    $   512,506        1.65%      11.876%          667       $ 46,591      97.28%     17.27%     0.00%
12.001 to 12.500             6    $   177,907        0.57%      12.316%          631       $ 29,651      98.36%     38.09%     0.00%
12.501 to 13.000            10    $   308,895        0.99%      12.846%          634       $ 30,889      98.78%      0.00%     0.00%
13.001 to 13.500             4    $   122,322        0.39%      13.211%          661       $ 30,580      96.31%      0.00%     0.00%
13.501 to 14.000             4    $   172,761        0.56%      13.704%          631       $ 43,190      95.69%     23.35%     0.00%
TOTAL:                     344    $31,072,610      100.00%       8.042%          646       $ 90,327      82.46%     59.66%     5.12%